                                                       Exhibit 16



                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below constitutes and appoints John D. Carifa,

Edmund P. Bergan, Jr. and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any

amendments thereto, on Form N-14 of Alliance Premier Growth Fund,

Inc. relating to the acquisition of all the assets of Alliance

Counterpoint Fund and to file the same, with exhibits thereto,

and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





Date:  December 22, 1995     /s/ John D. Carifa
                             John D. Carifa

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below constitutes and appoints John D. Carifa,

Edmund P. Bergan, Jr. and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any

amendments thereto, on Form N-14 of Alliance Premier Growth Fund,

Inc. relating to the acquisition of all the assets of Alliance

Counterpoint Fund and to file the same, with exhibits thereto,

and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





Date:  December 22, 1995          /s/ Ruth Block
                                  Ruth Block

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below constitutes and appoints John D. Carifa,

Edmund P. Bergan, Jr. and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any

amendments thereto, on Form N-14 of Alliance Premier Growth Fund,

Inc. relating to the acquisition of all the assets of Alliance

Counterpoint Fund and to file the same, with exhibits thereto,

and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





Date:  December 22, 1995     /s/ David H. Dievler
                             David H. Dievler

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below constitutes and appoints John D. Carifa,

Edmund P. Bergan, Jr. and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any

amendments thereto, on Form N-14 of Alliance Premier Growth Fund,

Inc. relating to the acquisition of all the assets of Alliance

Counterpoint Fund and to file the same, with exhibits thereto,

and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





Date:  December 22, 1995          /s/ John H. Dobkin
                                  John H. Dobkin

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below constitutes and appoints John D. Carifa,

Edmund P. Bergan, Jr. and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any

amendments thereto, on Form N-14 of Alliance Premier Growth Fund,

Inc. relating to the acquisition of all the assets of Alliance

Counterpoint Fund and to file the same, with exhibits thereto,

and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





Date:  December 22, 1995          /s/ William H. Foulk, Jr.
                                  William H. Foulk, Jr.

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below constitutes and appoints John D. Carifa,

Edmund P. Bergan, Jr. and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any

amendments thereto, on Form N-14 of Alliance Premier Growth Fund,

Inc. relating to the acquisition of all the assets of Alliance

Counterpoint Fund and to file the same, with exhibits thereto,

and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





Date:  December 22, 1995          /s/ James M. Hester
                                  James M. Hester

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below constitutes and appoints John D. Carifa,

Edmund P. Bergan, Jr. and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any

amendments thereto, on Form N-14 of Alliance Premier Growth Fund,

Inc. relating to the acquisition of all the assets of Alliance

Counterpoint Fund and to file the same, with exhibits thereto,

and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.






Date:  December 22, 1995          /s/ Clifford L. Michel
                                  Clifford L. Michel

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below constitutes and appoints John D. Carifa,

Edmund P. Bergan, Jr. and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any

amendments thereto, on Form N-14 of Alliance Premier Growth Fund,

Inc. relating to the acquisition of all the assets of Alliance

Counterpoint Fund and to file the same, with exhibits thereto,

and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





Date:  December  22, 1995         /s/ Robert C. White
                                  Robert C. White



















00250227.AC2